                                                           EXHIBIT 10.47

                                 NONQUALIFIED
                            STOCK OPTION AGREEMENT
                            ----------------------

          This Agreement, effective as of the 29th day of OCTOBER, 1996, is made by and between Samsonite Corporation, a Delaware corporation (the "Company"), and Karlheinz Tretter (the "Employee").

          The Company desires to grant to the Employee a right to acquire shares of common stock, par value $.01 per share of the Company ("Common Stock"), according to the terms and conditions provided herein and thereby provide additional incentives to the Employee to increase the long-term value of the Company and further align his interests with those of the stockholders of the Company.

          In consideration of the promises and covenants contained in this Agreement, and other good and valuable consideration, the Company and the Employee hereby agree as follows:

          1. CONFIRMATION OF GRANT OF OPTION.  Pursuant to a
             --------------------------------
determination by the Compensation Committee of the Board of Directors of the Company (the "Committee"), on OCTOBER 29, 1996 and pursuant to the Company's 1995 Stock Option and Incentive Award Plan, the Company, subject to the terms and conditions of this Agree ment, hereby confirms that the Employee has been granted, effective OCTOBER 29, 1996 (the "Date of Grant"), as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, the right to purchase from the Company an aggregate of 50,000 shares of Common Stock (the "Options"). The Options shall vest as provided in Section 4 hereof and shall be subject to adjustment as provided in Section 6 hereof.

          2. EXERCISE PRICE.  The initial exercise price per
             ---------------
share (the "Exercise Price") for the Options shall be $35.50.

          3. NON-TRANSFERABILITY OF OPTIONS.  The Options may not
             -------------------------------
be as signed, transferred or otherwise disposed of, or pledged or hypothecated in any way, and shall not be subject to execution, attachment or other process otherwise than by will or by the laws of descent and distribution. The Options may be exercised during the lifetime of the Employee only by the Employee.

          4. TERM AND EXERCISE OF OPTIONS.  The Options shall
             -----------------------------
remain outstanding (subject to the vesting and exercisability provisions provided herein) for a period of six (6) years beginning on the Date of Grant (the "Option Term"). 33.3% of the Options shall vest on each January 1 in the years 1997 and 1998, and 33.4% of the Options shall vest on January 1 in 1999, so long as the Employee remains continually employed by the Company from the effective date of this Agreement through such date of vesting. Except as otherwise provided in Section 5 hereof, Options that have vested shall remain exercisable in whole or in part at any time, and from time to time, until the earlier to occur of the expiration of the Option Term and the expiration of ninety (90) days after the date of the termination of the Employee's employment with the Company. The Employee shall not have any right to dividends or any other rights of a stockholder of the Company with respect to any shares of Common Stock underlying the Options until such shares have been issued to him or her upon the exercise of the Options.

          5. TERMINATION.  The Employee's rights with respect to
             ------------
the Options upon termination of his or her employment with the Company or death are as follows:

          (a)  Cause.  If the Employee is terminated from employment with the
               -----
Company for Cause (as defined below), then all the Options (whether vested or un-vested) shall automatically terminate and be canceled (without any action on the part of the Company) on the date upon which Preliminary Notice (as described below) is given to the Employee, provided that the Employee's employment is thereafter terminated.

          For purposes of this Agreement, the Company shall have "Cause" to terminate the Employee's employment upon (A) the engaging by the Employee in willful misconduct that is materially injurious to the Company, (B) the embezzlement or misappropriation of funds or property of the Company or its subsidiaries by the Employee or the conviction of the Employee of a felony or the entrance of a plea of guilty, or nolo contendere by the Employee to a felony or (C) the failure or refusal by the Employee to devote his full business time and attention to the performance of his duties and responsibilities in connection with his employment or any other breach by the Employee of the terms of his employment in any material respect if such breach has not been cured by the Employee within thirty (30) days after the Preliminary Notice has been given to the Employee. For purposes of this paragraph, no act, or failure to act, on the Employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. The Employee shall not be deemed to have been terminated for Cause unless the Company shall have given the Employee (i) notice (the "Preliminary Notice") setting forth, in reasonable detail the facts and circumstances claimed to provide a basis for termination for Cause, (ii) a reasonable opportunity for the Employee, together with his counsel, to be heard before the Committee and (iii) a notice of termination stating that, in the good faith judgement of the Committee, the Employee was guilty of conduct set forth in clauses (A), (B), or (C) above, and specifying the particulars thereof in reasonable detail. Upon receipt of the Preliminary Notice, the Employee shall have thirty (30) days in which to appear before the Committee with counsel, or take such other action as he may deem appropriate, and such thirty (30) day period is hereby agreed to as a reasonable opportunity for the Employee to be heard.

          (b)  Disability.  If the Employee is terminated from his or her
               ----------
employment with the Company by reason of disability (as defined below), then all unvested Options shall auto matically terminate and be canceled (without any action on the part of the Company) on the effective date of such termination. All Options that have vested prior to such date shall remain exercisable until the earlier to occur of (i) the first anniversary of such date and (ii) the expiration of the Option Term.

          For purposes of this Agreement, "disability" shall mean that the Company determines in good faith, based upon medical evidence acceptable to it, that the Employee has become physically or mentally disabled or incapacitated for a continuous period of ninety (90) days to such an extent that he is unable to perform the essential functions of his job.

          (c)  Death.  If the Employee dies while employed by the Company, then
               -----
all un-vested Options shall automatically terminate and be canceled (without any action on the part of the Company) on the date of death. Following the Employee's death, his executors, administrators, legatees or distributees may exercise the Options that have vested prior to the date of death until the earlier to occur of (i) the first anniversary of such date and (ii) the expiration of the Option Term.

          (d) Change of Control.  If the Employee is terminated after a Change
              -----------------
of Control (as defined below) has occurred for any reason other than for Cause as defined herein, or for failure to perform his or her duties and responsibilities at the level reasonably expected for the Employee's position, and consistent with expectations applied to the Employee prior to the Change of Control, any and all unvested options shall immediately vest, and all vested options, whether vesting prior to or upon such date, shall remain exercisable until the earlier to occur of (i) the ninetieth day following the date of such termination and (ii) the expiration of the Option Term. Change of Control means (i) any sale, transfer or other conveyance (whether directly, or through a merger, consolidation or similar transaction), or series of related sales, transfers, or other conveyances, of the outstanding capital stock of the Company pursuant to which any person (or group of affiliated persons) other than an Excluded Person, becomes the beneficial owner of more than 50% of the outstanding Common Stock or
(ii) any sale, transfer or other conveyance of all or substantially all of the Company assets to any person (or group of affiliated persons) other than to an Excluded Person. For the purposes of the foregoing definition, "Excluded Person" means and includes (A) Apollo Investment Fund, L.P. ("Apollo"), any of its affiliates, and, so long as Apollo or an affiliate of Apollo controls the right to vote the securities in question, any partner, shareholder or trustee of any of them, (B) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company and (C) the Company or any subsidiary of the Company.

          (e) Other Terminations of Employment.
              --------------------------------

              (i) If the Employee's employment is terminated by the Employee other than for Good Reason (as defined below), then all unvested Options shall automatically terminate and be canceled (without any action on the part of the Company) on the date of such termination. All Options that have vested prior to such date shall remain exercisable until the earlier to occur of (i) the ninetieth day following such date and (ii) the expiration of the Option Term.

          For purposes of this Agreement, "Good Reason" shall mean, so long as the Employee has not been guilty of the conduct set forth in clauses (A), (B) or
(C) of the definition of Cause in Section 5(a) hereof, (i) a failure by the Company to comply with any material term of the Employee's employment that has not been cured within thirty (30) days after written notice of such noncompliance has been given by the Employee to the Company or (ii) the assignment to the Employee by the Company of duties inconsistent with the Employee's position, duties or responsibilities including, but not limited to, any material reduction in such position, duties or responsibilities or material change in his title without the consent of the Employee.

          (ii) If the Employee's employment is terminated (A) by the Company without

Cause other than for disability or (B) by the Employee for Good Reason, then, as of the date of such termination, all the Options that have not become vested prior to the date of termination shall become vested as of such date.

          (f)  Extension After Certain Terminations.  If the Employee's
               ------------------------------------
employment with the Company is terminated other than for a reason described in paragraph (a), (b), (c) or (d) above, and the Employee dies or becomes disabled within ninety (90) days after such termi nation of employment, then the Employee's executors, administrators, legatees or distributees may exercise the Options, to the extent vested and exercisable as of the date of such termina tion, until the earlier to occur of (i) the first anniversary of the date of death or disability and (ii) the expiration of the Option Term.

          6.   CERTAIN ADJUSTMENTS.  The number and kind of
               --------------------
securities that may be purchased upon the exercise of the Options and the Exercise Price shall be subject to ad justment from time to time upon the occurrence of any of the following events after the date hereof:

          (a) Recapitalization, Capital Reorganization, Reclassification,
              -----------------------------------------------------------
Consolidation, Merger or Sale.  In case of any recapitalization or capital
-----------------------------
reorganization of the Company or any reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and that does not result in any reclassifi cation of or change in the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivi sion or combination), or in case of any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, the Employee shall thereafter have the right to acquire upon exercise of the Options, in lieu of each share of Common Stock theretofore issuable upon exercise of the Options, the kind and amount of shares of capital stock, other securities, money and/or property receivable in respect of each share of Common Stock upon such recapitalization, reorganization, reclassification, consolidation, merger, sale or transfer. The provisions of this paragraph (a) shall similarly apply to succes sive recapitalizations, reorganizations, reclassifications, consolidations, mergers, sales and transfers.

          (b) Subdivision or Combination of Shares.  If the Company shall
              ------------------------------------
subdivide or combine its outstanding shares of Common Stock, (i) in case of subdivision of shares, the Exercise Price shall be proportionately reduced (as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as of the applicable record date, whichever is earlier) to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision, or (ii) in the case of a combination of shares, the Exercise Price shall be proportionately increased (as of the effective date of such combination or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as of the applicable record date, whichever is earlier) to reflect the reduction in the total number of shares of Common Stock outstanding as a result of such combination. In the event that an adjustment pursuant to this paragraph (b) is made as of the record date for purposes of any subdivision or combi nation and such subdivision or combination is not so made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed.

          (c) Certain Dividends and Distributions.  If the Company shall pay a
              -----------------------------------
dividend on, or make any other distribution to the holders of, its outstanding Common Stock in shares of its Common Stock, the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as of the date of such payment or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such record date (or if no such record is taken, immediately prior to such payment or other distribution), by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; provided, that if
                                                             --------
the foregoing adjustment is made to the Exercise Price as of a record date for such dividend or other distribution and such dividend or distribution is not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed.

          (d) Adjustment of Number of Shares.  Upon each adjustment and
              ------------------------------
readjustment of the Exercise Price pursuant to paragraph (b) or (c) of this
Section 6, the number of shares of Common Stock then issuable upon exercise of the Options shall be adjusted, to the nearest 1/10th of a whole share, to the product obtained by multiplying such number of shares issuable upon exercise of the Options immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price imme diately prior to such adjustment, and the denominator of which shall be the Exercise Price immediately thereafter.

          7. METHOD OF EXERCISE OF OPTIONS. (a)  Subject to the
             ------------------------------
terms and
conditions of this Agreement, the Options shall be exercisable by notice (an "Exercise No tice") and payment to the Company in accordance with the procedure set forth herein; provided, that the aggregate Exercise Price with respect to
                  --------
any one such exercise shall not be less than $10,000, unless such exercise represents an exercise of all Options that are vested and exercisable as of the date of such exercise. Partial shares may not be exercised. If the Employee fails to accept delivery of and pay for all or any part of the number of shares specified in the Exercise Notice upon tender or delivery thereof, his or her right to exercise the Options with respect to such undelivered shares may be terminated, in the sole discretion of the Committee.

          (b) Each Exercise Notice shall: (i) state the number of shares in respect of which the Options are being exercised, (ii) be accompanied by payment as provided in paragraph (c) below, and (iii) be signed by the person or persons entitled to exercise such Options. If such Options are being exercised by any person or persons other than the Employee, the Exercise Notice shall be accompanied by proof, satisfactory to the Company and its counsel, of the right of such person or persons to exercise such Options.

          (c) Subject to Section 11 hereof, payment of the Exercise Price and estimated taxes and fees shall be made by delivering to the Company any one, or a combination of, the following: (i) a certified or bank cashier's check payable to the Company or its order, or a wire transfer directly to an account specified by the Company, (ii) one or more certificates evidencing shares of Common Stock owned by the Employee immediately prior to such exercise, together with a duly executed stock power, having an aggregate Fair Market Value (as defined below) on the date on which the Exercise Notice is given equal to the aggregate Exercise Price and estimated taxes and fees or (iii) a copy of irrevocable instructions to a registered broker/dealer to deliver promptly to the Company an amount of proceeds from the sale of shares of Common Stock to be issued pursuant to the Options being exercised or of a loan made with respect to shares of Common Stock to be issued pursuant to the Options being exercised sufficient, in either case, to pay the Exercise Price ("Cashless Exercise"). All exercise instructions must be submitted by the Employee on designated company forms or through designated Company computer programs (Company intranet processes).

          (d) The certificate or certificates representing shares of Common Stock to be issued upon exercise of the Options shall be registered in the name of the person or persons exercising such Options (or, if such Options are exercised by the Employee and if the Em ployee so requests in the applicable Exercise Notice, shall be registered in the name of the Employee and his or her spouse jointly, with right of survivorship) but only upon compliance with all the provisions of this Agreement, and such certificate(s) shall be delivered within 10 days after receipt of payment and completion of such compliance by the Employee; provided,
          --------
that in the case of clause (iii) of the first sentence of Section 7(c), the Company shall not be required to make delivery of the certificate(s) until payment is actually received from such broker/dealer.

          (e) The Company shall have no obligation to issue or deliver fractional shares of Common Stock upon exercise of the Options but may, in its sole discretion, elect to do so. In lieu of issuing any such fractional share, the Company shall pay to the person exercising the Options, promptly following such exercise, an amount in cash equal to the Fair Market Value of such fraction of a share on the date of exercise. The "Fair Market Value" per share of Common Stock as of any date of determination, shall mean (i) the closing sales price per share of Common Stock on the national securities exchange on which such stock is principally traded, on the next preceding date on which there was a sale of such stock on such exchange, or (ii) if the shares of Common Stock are not listed or admitted to trading on any such exchange, the closing price as reported by the NASDAQ Stock Market for the last preceding date on which there was a sale of such stock on such exchange, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or on the NASDAQ Stock Market, the average of the highest reported bid and lowest reported asked prices for the shares of Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations ("NASDAQ") system for the last preceding date on which such bid and asked prices were reported, or (iv) if the shares of Common Stock are not then listed on any securities exchange or prices therefor are not then quoted in the NASDAQ system, such value as determined in good faith by the Board (or any duly authorized committee thereof).

          8. NO RIGHT TO CONTINUED EMPLOYMENT.  Nothing in this
             ---------------------------------
Agreement shall confer upon the Employee the right to continue in the employ of the Company or to be entitled to any right or benefit not set forth in this Agreement or to interfere with or limit in any way the right of the Company to terminate the Employee's employment.

          9. WITHHOLDING TAXES.  The Company shall have the right
             ------------------
to require the Employee (or such other person, if any, who has the right to exercise the Options) to pay to the Company in cash the amount of any federal, state, local and foreign income and other taxes that the Company may be required to withhold before delivering to the Employee (or such other person) a certificate or certificates representing shares of Common Stock issuable hereunder.

          10. APPROVAL OF COUNSEL.  Any exercise of the Options
              -------------------
and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval, by the Company's counsel, of all legal matters in connection therewith, including compliance with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, the requirements of any stock exchange upon which the Common Stock may then be listed and any applicable state securities or "blue sky" laws. The Employee understands that, as of the date hereof, neither the Options nor the shares of Common Stock issuable upon exercise of the Options have been registered under the Securities Act or any applicable state securities or "blue sky" laws.

          11. REGISTRATION RIGHTS.  If the Company proposes to
              -------------------
file a registration statement on Form S-8 (or any successor form for the registration under the Securities Act of securities to be offered pursuant to employee benefit plans) and such form then permits the registration thereunder of the Common Stock underlying the Options, the Company shall include in such registration the Common Stock underlying the Option, subject to then applicable rules and regulations, in order to permit the public resale thereof by the Employee. The registration rights set forth in this Section 12 shall apply only to the extent that an effec tive registration statement is then required for the public sale by the Employee of the Common Stock underlying the Options.

          12. NON-COMPETITION.  Employee agrees that during
              ----------------
employment with the Company, and for a period of one year thereafter, Employee shall not, directly or indirectly, as a principal, officer, director, employee, or in any other capacity whatsoever, without prior written consent of the Company, engage in any activity with, or provide services to, any person or entity engaged in, or about to engage in, any business activity that is competitive with the business then engaged in by Samsonite, in the geographic areas within which Employee's work has been concerned during the twelve months preceding the termination Employee's employment with the Company.

          However, nothing in this Agreement shall prevent Employee from making or holding any investment in any amount in securities of a competitive business traded on a national securities exchange or traded in the over the counter market, provided said investments do not exceed one percent (1%) of the issued and outstanding stock of any such competitive business.

          Employee acknowledges and agrees that (1) breach of this Section 12 is appropriately remedied by injunctive relief, including interim or temporary relief, and Employee hereby consents thereto; and (2) the Company may refuse to allow the exercise of any otherwise vested Options in the event of an alleged breach by Employee of this Section 12, and such Options shall be terminated and canceled upon determination of such breach; and (3) the Company is not liable for the gain or loss by the Employee due to the increase or decrease of the Fair Market Value of the Company stock during the period in which the Company may have refused to accept exercise instructions pending final determination of the Employee's breach of this Agreement.

          13. NOTICES.  For the purposes of this Agreement,
              -------
notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given (i) when hand delivered, (ii) when sent, if sent by overnight mail, overnight courier or facsimile transmission or (iii) (unless otherwise specified) when mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

          Samsonite Corporation
          11200 East Forty-Fifth Avenue
          Denver, Colorado  80239-3018
          c/o Chief Administrative Officer & Secretary

with a copy to each member of the Compensation Committee who is not an officer or an em ployee of the Company, at the Company's address, or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          All notices to the Employee or other person or persons then entitled to exercise the Options shall be addressed to the Employee or such other person or persons at the then current address of the Employee contained in the employee payroll records of the Company.

          Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

          14. BENEFITS OF AGREEMENT.  This Agreement shall inure
              ----------------------
to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Employee and all rights granted to the Company under this Agreement shall be binding upon the Employee and, to the limited extent set forth herein, the Employee's heirs, legal representatives and successors. No other person shall have any rights under this Agreement.

          15. SEVERABILITY.  If any one or more provisions of this
              -------------
Agreement is deemed to be illegal or unenforceable, such illegality or un-enforceability shall not affect the validity or enforceability of the remaining legal and enforceable provisions herein, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

          16. ENTIRE AGREEMENT.  This Agreement contains the
              -----------------
entire understand ing and agreement between the parties hereto, and supersedes all prior understandings and agreements between them respecting the subject matter hereof. The provisions of this Agree ment may not be modified, waived nor discharged unless such waiver, modification or dis charge is agreed to in writing, signed by the parties hereto.

          17. WAIVER.  No waiver by either party hereto, at any
              -------
time, of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party, shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          18. GOVERNING LAW.  This Agreement shall be construed
              -------------
and governed in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof.

          19. INCORPORATION BY REFERENCE.  The incorporation herein
              ---------------------------
of any terms, by reference to another document, shall not be affected by the termination of any agreement contained in such other document, nor by the invalidity of any provision thereof.

          20. TIME PERIODS.  Any action required to be taken under
              -------------
this Agreement within a certain number of days shall be taken within that number of calendar days; provided, that if the last day for taking such action falls on
                  --------
a weekend or a holiday, the period during which such action may be taken shall be automatically extended to the next business day.

          21. COUNTERPARTS.  This Agreement may be executed in
              -------------
counterparts, each of which shall be deemed to be an original, but both of which together shall constitute one and the same instrument.

          22. MISCELLANEOUS.  Employee agrees to abide by the laws
              --------------
and regulations governing Insider Trading, the terms of this Stock Option Agreement, and the policies and decisions of the management of the Company in all matters concerning this stock option grant of October 29, 1996, and acknowledges receipt of the following documents:

          Received Documents:
                a. Stock Option Agreement
                b. Stock Option Questions & Answers

                c. Avoiding Insider Trading Brochure

UNDERSTOOD AND AGREED TO:

Employee:

/s/ KARLHEINZ TRETTER
--------------------------------------------------------------
(Signature)


SAMSONITE CORPORATION


By: /s/ JOHN MURTAGH
   -------------------------------------------------------------
  Name: John Murtagh
  Title: Chief Administrative Officer & Secretary